Convertible notes	12 Months Ended
Dec. 31, 2020
Convertible notes [Abstract]
Convertible notes
20. Convertible notes

Total
US$’000
At January 1, 2019	—
Issuance of convertible notes	125,000
Amount classified as equity	(29,210)
Accreted interest	1,066
At December 31, 2019	96,856
Accreted interest	4,230
At December 31, 2020	101,086

As part of the acquisition, Aegerion issued convertible notes with an aggregate principal amount of US$125,000,000 to Aegerion creditors. Refer to Note 23, Related party transactions, for further details.

The convertible notes are senior unsecured obligations and bear interest at a rate of 5.0% per year, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2020. The convertible notes will mature on April 1, 2025, unless earlier repurchased or converted.

The convertible notes are convertible into Amryt’s ordinary shares at a conversion rate of 386.75 ordinary shares per US$1,000 principal amount of the convertible notes. If the holders elect to convert the convertible notes, Aegerion can settle the conversion of the convertible notes through payment or delivery of cash, common shares, or a combination of cash and common shares, at its discretion. As a result of the conversion feature in the convertible notes, the convertible notes were assessed to have both a debt and an equity component. The two components were assessed separately and classified as a financial liability and equity instrument. The financial liability component was measured at fair value based on the discounted cash flows expected over the expected term of the notes using a discount rate based on a market interest rate that a similar debt instrument without a conversion feature would be subject to. Refer to Note 17, Share capital and reserves, for further details on the equity component of the convertible notes.

From September 24, 2019 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert all or any portion of their convertible notes, in multiples of US$1,000 principal amount, at the option of the holder.

The indenture does not contain any financial covenants or restrict the Group’s ability to repurchase securities, pay dividends or make restricted payments in the event of a transaction that substantially increases the Group’s level of indebtedness in certain circumstances.

The indenture contains customary terms and covenants and events of default. If an event of default (other than certain events of bankruptcy, insolvency or reorganization involving Aegerion, Amryt and certain subsidiaries of the Group) occurs and is continuing, the trustee by notice to Aegerion, or the holders of at least 25% in principal amount of the outstanding convertible notes by written notice to Aegerion and the trustee, may declare 100% of the principal of and accrued and unpaid interest, if any, on all of the convertible notes to be due and payable. Upon such a declaration of acceleration, such principal and accrued and unpaid interest, if any, will be due and payable immediately. Upon the occurrence of certain events of bankruptcy, insolvency or reorganization involving Aegerion, 100% of the principal and accrued and unpaid interest, if any, on the convertible notes will become due and payable automatically. Notwithstanding the foregoing, the indenture provides that, upon Aegerion’s election, and for up to 180 days, the sole remedy for an event of default relating to certain failures by Aegerion to comply with certain reporting covenants in the indenture consists exclusively of the right to receive additional interest on the convertible notes. There have been no events of default or breaches of the covenants occurring for the year ended December 31, 2020 (2019: no events).